PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Jun. 30, 2019
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment, net

	As of June 30,	As of June 30,
	2019	2018
Furniture, fixtures and equipment	$404,352	$—
Leasehold improvement	600,991	—
Transportation vehicles	34,951	—
Subtotal	1,040,294	—
Less: accumulated depreciation	(58,922)	—
	$981,372	$—
Construction in Progress	$34,587	$—
Property and equipment, net	$1,015,959	$—